UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 7, 2004

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction of) incorporation	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (a) Exhibits.

     The following exhibits are furnished herewith:

99.1	Press Release, dated April 7, 2004, of Sovereign Bancorp, Inc. (the “Company”)

Item 12. Results of Operations and Financial Condition.

     On April 7, 2004, Sovereign Bancorp, Inc. issued a press release discussing first quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: April 7, 2004	/s/ James D. Hogan
James D. Hogan
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press Release, dated April 7, 2004, of Sovereign Bancorp, Inc.